        Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-MISC-2401633

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Accommodations Agreement for 737-***

This agreement (Agreement) is between United Airlines, Inc. (Customer) and The Boeing Company (Boeing). Customer and Boeing agree to the following terms which amend terms related to Customer’s purchase of *** 737 MAX aircraft (Aircraft) and its rights in *** Aircraft, as contained in Purchase Agreement No. 03776 dated July 12, 2011, as amended and supplemented from time to time (MAX Purchase Agreement #1) and Purchase Agreement No. 04761 dated May 15, 2018, as amended and supplemented from time to time (MAX Purchase Agreement #2, collectively, the Purchase Agreements). All terms used but not defined in this Agreement shall have the same meaning as in the applicable Purchase Agreement.

1.Business Considerations. Boeing and Customer agree that the Purchase Agreements are amended as set forth in this Agreement.
1.1.Aircraft ***.
(a)Boeing and Customer agree to *** the *** for the Aircraft *** Aircraft as set forth in Attachment 1 herein. The *** for the Aircraft is summarized in Tables 1.1 and 1.2 in Attachment 1, and the *** for the *** is summarized in Table 1.3 in Attachment 1.
(b)Boeing and Customer agree to *** as set forth on Row 1 of Table 1.1 in Attachment 1 *** as set forth in Table 1.1 of Attachment 1 and *** as set forth in Article 1.4.
***
1.2.***.
***
1.3. 737-*** Aircraft ***.
(a)Articles 2, 3, 4, and 9 of Letter Agreements No. UAL-PA-04761-LA-2103236 and UAL-PA-03776-LA-2103288 (as such Letter Agreements may be amended, the 737-*** Matters Letter Agreements) are deleted in their entirety, and have no further force or effect.
UAL-MISC-2401633        Page 1
Accommodations Agreement for 737-***
BOEING/UNITED AIRLINES, INC. PROPRIETARY

(b)***.
(c)All remaining terms in the 737-*** Matters Letter Agreements shall remain in full force and effect. For the avoidance of doubt and only to the extent applicable, any terms relating to *** shall remain in effect.
1.4.***.
(a)***:

***	***
***	***
(b)Notwithstanding this Article 1.4(a), for purposes of Letter Agreement No. UAL-PA-04761-LA-2100718 (as may be amended, *** Aircraft Letter Agreement) and for all *** thereunder and under the Purchase Agreements, any *** 737-*** Aircraft shall be considered an “*** 737-*** Aircraft” as the term is defined in the *** Aircraft Letter Agreement.
(c)***:

***	***
***	***
1.5.***.
The terms for the *** shall remain in full force and effect. Should the *** held by Boeing *** to Boeing under the revised contract delivery schedule set forth in Attachment 1, then Boeing will ***.
(a)Boeing shall ***, any such *** any and all *** for any Boeing aircraft, ***. There shall be no restrictions on such ***, regardless of aircraft type or ***.
(b)***.
1.6.Aircraft ***.
(a)The calculation of the *** for each of the *** Aircraft will be based on the original scheduled delivery *** specified in the Purchase Agreements.
(b)The calculation of the *** for each 737-*** Aircraft that is not an *** Aircraft (*** Aircraft), as set forth in Table 1.2 in Attachment 1, and any *** Aircraft, as
UAL-MISC-2401633        Page 2
Accommodations Agreement for 737-***
BOEING/UNITED AIRLINES, INC. PROPRIETARY

set forth on Table 1.3 in Attachment 1, will be based on the revised delivery schedule as set forth herein.
(c)Notwithstanding Article 1.6(b) above, Boeing shall provide *** of each *** Aircraft. The *** will be determined by ***.
(d)***.
1.7.***.
(a)Notwithstanding the terms of Letter Agreement No. UAL-PA-04761-LA-1801478 (as amended, the Delivery *** Matters Letter Agreement), Customer’s *** of a Customer *** shall be limited to no more than *** of the *** Aircraft for each ***.
(b)Provided *** has been obtained, Boeing will have the ***, subject to the mutual agreement of the Parties, to *** the delivery *** of any implemented 737-*** aircraft scheduled to deliver in ***.
1.8.*** Aircraft.
(a) Notwithstanding the terms of Letter Agreement UAL-PA-04761-LA-1807022 (as amended, the *** Aircraft Letter Agreement), if *** has not been obtained *** to the Nominal Delivery *** of any *** Aircraft, then Customer shall have until *** prior to the Nominal Delivery *** (the ***) to *** its *** for such *** Aircraft.
(b)If *** has not been obtained as of the ***, then Customer shall have the ***, in its sole discretion, to:
(i)*** such *** Aircraft as a Boeing model 737-*** aircraft; or
(ii)*** such *** Aircraft as a Boeing model 737-*** aircraft; or
(iii)*** the scheduled delivery *** of the *** Aircraft to a *** (i) after *** is obtained and (ii) in which Boeing can confirm Boeing model 737-*** aircraft availability ***; provided that, once *** is obtained, the *** delivery *** will be *** following such ***.
1.9.Test Aircraft; *** and Configuration.
(a)Boeing and Customer will execute an administrative amendment to certain letter agreements to adjust provisions related to (i) *** Test Aircraft, (ii) *** and (iii) the configuration of certain 737-*** aircraft from the 737-*** configuration to the 737-*** configuration.
(b)The revisions to the letter agreements applicable to the Test Aircraft are included in Appendices 1 and 2 to this Agreement, while configuration modifications will be provided in the normal course of business.
UAL-MISC-2401633        Page 3
Accommodations Agreement for 737-***
BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.Binding Nature. Boeing and Customer acknowledge and agree that the terms of this Agreement are binding on Boeing and Customer as of the date hereof, and if there is a conflict between the terms of this Agreement and either of the Purchase Agreements, then the terms of this Agreement will take precedence. Boeing and Customer agree that any revision of this Agreement requires mutual agreement of Boeing and Customer.
3.Supplemental Agreements. Boeing and Customer will execute a supplemental agreement to the Purchase Agreements (Supplemental Agreements) within *** after execution of this Agreement to administratively incorporate the relevant terms from this Agreement into the Purchase Agreements. Failure to execute the Supplemental Agreements does not nullify any agreements set forth in this Agreement.
4.Further Clarifications. The parties agree to delete the reference to “February 29, 2024” and replace it with “September 30, 2024” in (i) Section 4 of Supplemental Agreement No. 21 to MAX Purchase Agreement #1 and (ii) Section 4.2 of Supplemental Agreement No. 13 to MAX Purchase Agreement #2.
5.Entire Understanding. This Agreement contains the entire understanding between the Boeing and Customer, and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of Boeing and Customer.
6.GOVERNING LAW. THIS AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES WILL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.
7.Assignment. The rights and obligations contained in this Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
8.Confidentiality. Customer and Boeing understand that certain commercial and financial information contained in this Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234 included in MAX Purchase Agreement #1 and Letter Agreement No. UAL-PA-04761-LA-1801470 included in MAX Purchase Agreement #2.
The rest of this page is intentionally blank.
UAL-MISC-2401633        Page 4
Accommodations Agreement for 737-***
BOEING/UNITED AIRLINES, INC. PROPRIETARY

IN WITNESS WHEREOF, the Parties have signed this Agreement by their respective duly authorized representatives.

ACCEPTED AND AGREED TO this

Date:	April 14, 2024

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer
THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-MISC-2401633        Page 5
Accommodations Agreement for 737-***
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment 1
Delivery Schedule including ***

Table 1.1: *** Aircraft

	***	***	***	****	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
*- *** details provided on next page for ***
Table 1.2: *** Aircraft

	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Table 1.3: *** Aircraft

	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Summary for Tables 1.1, 1.2 & 1.3	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Detail for ***: *** quantities of *** 737-*** Aircraft and 737-*** Aircraft:

UAL-MISC-2401633        Page 6
Attachment 1 to Memorandum of Understanding
BOEING/UNITED AIRLINES, INC. PROPRIETARY

	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***					***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***

UAL-MISC-2401633        Page 7
Attachment 1 to Memorandum of Understanding
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Appendices to the Agreement

Form of revisions to letter Agreements for the Test Aircraft are attached as Appendix 1 and Appendix 2
UAL-MISC-2401633        Page 8
Appendices to the Agreement
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Appendix 1
Form of Revised Model 737-*** Flight Test Certification Program Letter Agreement
UAL-LA-1703800R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Model 737-*** Flight Test Certification Program
References:    (1)    Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-CAL (AGTA); and
(2)    Purchase Agreement No. 04761 (Purchase Agreement) between Boeing and Customer relating to Model 737 MAX aircraft (Aircraft)
Ladies and gentlemen:
This letter agreement (Letter Agreement) supplements the Purchase Agreement, and documents the agreement between the parties in connection with Boeing’s use of *** 737-*** Aircraft for flight and ground testing required to support the development, testing and certification of the 737-*** aircraft, as more fully described below. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-LA-1703800R2 dated April 25, 2022.
Boeing and Customer agree that *** Boeing Model 737-*** Aircraft scheduled to deliver in *** and *** (tentatively identifying ***; tentatively identifying ***; and tentatively identifying *** respectively) (such delivery *** are also shown in Column 5 of Figure 1) will be used by Boeing in its flight test program prior to delivery of such Aircraft for obtaining (i) the FAA Type and Airworthiness Certificates for the standard Model 737-*** aircraft, (ii) for any other testing required by the FAA for certification of the Model 737-*** aircraft, (iii) for any testing required by the European Aviation Safety Agency (EASA), (iv) for ETOPS program testing and (v) for any other tests as may be mutually agreed. The ***, the *** and the *** are hereinafter collectively

UAL-LA-1703800R3        Appendix 1
Model 737-*** Flight Test Certification Program        LA Page 1

referred to as the Test Aircraft and such test programs are hereinafter referred to collectively as the Test Program.
The Test Aircraft will be manufactured *** and delivered to Customer in their scheduled delivery *** pursuant to Table 1 of the Purchase Agreement. It is hereby agreed that Customer will accept delivery of the Test Aircraft *** thereof on account of the *** resulting from the Test Program subject to the provisions set forth herein. The Test Program for each *** specified in Column 2 of the following Figure 1.
Figure 1

Column 1	Column 2	Column 3	Column 4	Column 5
Aircraft	***	***	***	Target Delivery ***
***	***	***	***	***
If, during the Test Program, Boeing determines it will *** specified in Figure 1 for an applicable Test Aircraft, then Boeing agrees to so notify Customer. In such an event, Boeing ***.
1.Test Aircraft Refurbishment.
Boeing will refurbish each Test Aircraft prior to the date of its first Customer demonstration flight under the Purchase Agreement to ensure such Test Aircraft is in compliance with the Detail Specification. ***. Analysis, inspections, and determination of repairs or replacements will be performed to Boeing standards and reasonably acceptable to Customer in accordance with the standard 737 customer inspection process. *** (if any) shall be subject to discussion between Boeing and Customer so as to determine the most reasonable and practicable ***, and Boeing shall be responsible for *** and reasonably acceptable to Customer in accordance with the standard 737 customer inspection process. Each *** will be in a flight test livery during the Test Program until such *** prior to delivery to Customer.
UAL-LA-1703800R3        Appendix 1
Model 737-*** Flight Test Certification Program        LA Page 2

2.Removal of Wiring and Test Instrumentation.
    The wiring installation in each Test Aircraft will be the same as in the other Aircraft being purchased by Customer under the Purchase Agreement, *** permitted by contract and ***. Boeing shall remove all flight test wiring and instrumentation to the extent practicable *** Test Aircraft under the Purchase Agreement. Boeing will provide Customer with a written report of *** Test Aircraft. Boeing will ensure that *** Test Aircraft systems at delivery to Customer.
3.Change Notice and Service Bulletin Incorporation.
During the refurbishment of the Test Aircraft, Boeing will incorporate all applicable Production Revision Records (PRRs) and service bulletins which are released by Boeing for incorporation in other Aircraft scheduled for delivery to Customer prior to the scheduled delivery of the Test Aircraft except for any such PRRs and/or service bulletins which *** on the Test Aircraft; provided, in *** of either Test Aircraft under the Purchase Agreement. Boeing will review its plans for incorporation of such PRRs and service bulletins with Customer prior to the refurbishment of the Test Aircraft. Any delay in the delivery of the Test Aircraft resulting from the incorporation of such PRRs and/or service bulletins shall be *** of the AGTA. If the reason for not incorporating any such PRR or service bulletin is the unavailability of ***, Boeing will ***.
4.Engine ***.
The engines used for the Test Program will ***.
5.Life Limited Parts.
Prior to delivery of Test Aircraft, Boeing will ***.
6.Aircraft Maintenance.
Boeing will maintain the Test Aircraft to Boeing standards. Boeing will accomplish all required maintenance and inspections consistent with the accumulated hours, cycles and days on the Test Aircraft, prior to their delivery. At time of Test Aircraft delivery, Boeing will provide Customer a maintenance log in Customer's format with one Maintenance Check Completion Status Summary report provided in the delivery package. The Maintenance Review Board Report will be used to set the starting level of Customer's maintenance program at the time of Test Aircraft delivery.
All Maintenance Planning Document (MPD) scheduled maintenance tasks that are driven by calendar time will start at delivery of the Test Aircraft to Customer ***.
UAL-LA-1703800R3        Appendix 1
Model 737-*** Flight Test Certification Program        LA Page 3

7.Warranty.
The terms and conditions of the Product Assurance Document (Exhibit C to the AGTA) will ***. If any Boeing supplier, except the engine manufacturer, refuses to honor any valid warranty claim submitted by Customer *** relating to the Test Program or refurbishment, Boeing will ***.
8.Flight Test BFE Matters.
Should there be any applicable Buyer Furnished Equipment (BFE) for Customer’s Aircraft, Customer will provide such BFE and any associated BFE spare parts (BFE Spares) for the Test Aircraft to meet the requirements mutually agreed to by Boeing and Customer. The identification and scheduled on dock requirement dates for such BFE and BFE Spares will be specified by Boeing in the BFE Document. Upon completion of the Test Program, any BFE Spares provided by Customer for the Test Program will be allocated to fulfill open production requirements for Customer’s Aircraft, or returned to Customer, at Customer’s option.
If BFE provided by the Customer to Boeing for installation on a Test Aircraft is damaged or otherwise requires replacement prior to delivery of such Test Aircraft to Customer, and if Customer has the *** BFE at an ***, then Boeing *** by Customer to its BFE supplier(s).
9.Other Terms and Conditions.
9.1All terms and conditions relating to the manufacture, sale and purchase of the Aircraft as set forth in the Purchase Agreement will remain in full force and effect for the Test Aircraft, except as supplemented by the provisions set forth herein.
9.2In consideration of Customer’s agreement to the terms and conditions herein, Boeing will *** the following items:
(i)Master change no. 7200MK*** entitled “REVISE - GE ***” for Aircraft with variable block no. ***; and
(ii)*** of Customer’s *** 737-***/737-*** aircraft.
9.3For the ***, in lieu of ***, Boeing will provide to Customer *** which will be issued to Customer at the time of delivery of the ***.
10.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470 of Purchase Agreement No 04761 between the parties relating to Model 737 aircraft entitled “Privileged and Confidential Matters”.
UAL-LA-1703800R3        Appendix 1
Model 737-*** Flight Test Certification Program        LA Page 4

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-In-Fact

AGREED AND ACCEPTED this _______    day of _______ of ________
UNITED AIRLINES, INC.

Signature

Printed Name

Title
UAL-LA-1703800R3        Appendix 1
Model 737-*** Flight Test Certification Program        LA Page 5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Appendix 2
Form of Revised Model 737-*** Flight Test Aircraft *** Letter Agreement
UAL-LA-18008018R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    737-*** Flight Test Aircraft ***
References:     (1)    Purchase Agreement No. 04761 (Second MAX Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft as amended and supplemented;
(2)    UAL-PA-04761-LA-1801473 between the parties entitled “737-10 Aircraft ***” (Second ***), including any successor thereof which incorporates any of the Reference 737-*** Aircraft;
(3)    UAL-LA-1703800R2, between the parties entitled “Model 737-*** Flight Test Certification Program” (as amended and supplemented *** Flight Test Agreement);
(4)    Purchase Agreement No. 03776 (First MAX Purchase Agreement) between Boeing and Customer relating to Model 737 MAX aircraft, including any successor thereof which incorporates any of the Reference 737-*** Aircraft (together with the Second MAX Purchase Agreement, each a MAX Purchase Agreement and collectively the MAX Purchase Agreements); AND
(5)    UAL-PA-3776-LA-1703685 between the parties entitled “737-10 Aircraft ***” (First ***) including any successor thereof which incorporates any of the Reference 737-*** Aircraft (together with the Second MAX 10 *** referred to herein as the ***).
UAL-LA-18008018R1                             Appendix 2
737-*** Flight Test Aircraft ***    LA Page 1
BOEING PROPRIETARY

This letter agreement (Letter Agreement) amends and supplements the applicable MAX Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the (i) Second MAX Purchase Agreement; (ii) *** Letter Agreement; (iii) the *** Flight Test Agreement; or (iv) First MAX Purchase Agreement, as the context requires. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-LA-18008018 dated May 15, 2018.
Definitions.
Reference 737-*** Aircraft shall mean the *** 737-*** non-Test Aircraft to be delivered to Customer in a configuration matching that of the Test Aircraft (including, without limitation, such aircraft being delivered ***).
737-*** Flight Test Aircraft *** is defined as ***.
*** 737-*** Aircraft MEW is determined by ***.
1.Background.
Customer has requested a *** relating to the *** of each of the Test Aircraft (as that term is defined in the *** Flight Test Agreement). Boeing agrees to provide Customer with the *** defined below in this Letter Agreement applicable to the Test Aircraft (737-*** Flight Test Aircraft ***). These *** are *** at the later of (i) *** to Customer pursuant to Section 2.2 of this Letter Agreement and (ii) ***, if any.
2. 737-*** Flight Test Aircraft ***.
2.1737-*** Flight Test Aircraft ***. The Test Aircraft will have a Manufacturer’s Empty Weight (MEW) of *** than the *** 737-*** Aircraft MEW. The *** define the standard assumptions, conditions, operating rules and method of compliance for all Test Aircraft and *** 737-*** Aircraft.
2.2*** with the 737-*** Flight Test Aircraft ***. Boeing will provide a *** report analyzing the MEW *** for the *** 737-*** Aircraft and *** Report) to the 737-*** Flight Test Aircraft ***. For avoidance of doubt, the information used for such analysis is based on ***. Such *** Report will be completed within *** after the date by which the *** 737-*** Aircraft     is delivered to Customer.
2.3Remedy. In the event that the *** Report provided to Customer pursuant to paragraph 2.2 above shows MEW for a Test Aircraft is *** with the 737-*** Flight Test Aircraft *** will be confirmed for such Test Aircraft and no remedy will be required. In the event that the *** Report shows MEW for any Test Aircraft that *** are described in Attachment A to this Letter Agreement. ***.
UAL-LA-18008018R1         Appendix 2
737-*** Flight Test Aircraft ***    LA Page 2
BOEING PROPRIETARY

3.***.
Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that potentially could be viewed as providing *** to be provided (a) by Boeing under the applicable MAX Purchase Agreement or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer *** due to the Aircraft not satisfying any performance metric similar to the 737-*** Flight Test Aircraft *** or any performance metric that is impacted by *** For the avoidance of doubt, the provisions herein ***.
4.***.
Customer agrees that the *** contained in paragraphs Attachment A herein are *** for purposes of *** with respect to the 737-*** Flight Test Aircraft *** of Customer’s Test Aircraft and are *** of any and all of Boeing’s *** and *** to Customer in connection therewith. Customer *** Boeing and *** 737-*** Flight Test Aircraft ***.
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-In-Fact
UAL-LA-18008018R1         Appendix 2
737-*** Flight Test Aircraft ***    LA Page 3
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:
UNITED AIRLINES, INC.
By:

Its:

UAL-LA-18008018R1         Appendix 2
737-*** Flight Test Aircraft ***    LA Page 4
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. UAL- LA-18008018
LEAP-1B28B1 Engines

ATTACHMENT A:
737-*** FLIGHT TEST AIRCRAFT *** REMEDIES
Boeing offers the following items in the event that the Compliance Report furnished to Customer for each Test Aircraft pursuant to Section 2.2 of the Letter Agreement shows ***.
1.***.
1.1Test Aircraft Delivery. In the event of a *** for any Test Aircraft *** set forth in paragraph 2 below. ***.
2.***.
2.1737-*** Flight Test Aircraft ***. ***.
2.2737-*** Flight Test Aircraft ***. ***.

Attachment A to UAL-LA-18008018R1    Appendix 2
737-*** Flight Test Aircraft ***    Attachment A, Page 1
BOEING PROPRIETARY